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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2009


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Ohio                              0-24948                  34-1659805
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(State or Other Jurisdiction     Commission File Number     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                 30000 Aurora Road, Solon, Ohio           44139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN
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           OFFICERS
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(d)   On October 1, 2009, Robert J. King, Jr., President and Chief Executive
Officer of PVF Capital Corp. (the "Company") and the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank") was appointed as a director of the Company and the Bank.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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           YEAR
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(a)   On October 1, 2009, the Company's Board of Directors approved an amendment to Section 2 of Article I of the Company's Bylaws to increase the membership of the Board of Directors from ten members to 11 members. For more information, reference is made to the text of the amendment, a copy of which is attached as
Exhibit 3.2 and incorporated herein by reference.

ITEM 8.01  OTHER EVENTS
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      On October 1, 2009, the Company issued an announcement required by Nasdaq
Marketplace Rule 5250(b)(2), which requires disclosure of the receipt of an audit opinion containing a going concern qualification. As previously noted in the Company's Annual Report on Form 10-K for the year ended June 30, 2009 (the "Form 10-K"), the Company's audited financial statements included in the Form 10-K contained a going concern qualification from the Company's independent registered public accounting firm. This announcement does not represent any change or amendment to the Company's financial statements or to the Form 10-K. For more information, see the Company's press release, dated October 1, 2009, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.

      (d) The following exhibits are filed herewith:

          Exhibit 3.2   Amendment to Bylaws of PVF Capital Corp.

          Exhibit 99.1  Press release dated October 1, 2009

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PVF CAPITAL CORP.


Dated:  October 5, 2009               By: /s/ Jeffrey N. Male
                                          ------------------------------------
                                          Jeffrey N. Male
                                          Vice President